UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 29, 2024

NXP Semiconductors N.V.
(Exact name of Registrant as specified in charter)

Netherlands	001-34841	98-1144352
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

60 High Tech Campus
Eindhoven
Netherlands	5656 AG
(Address of principal executive offices)	(Zip code)

+31	40	2729999
(Registrant’s telephone number, including area code)

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Number of each exchange on which registered
Common shares, EUR 0.20 par value	NXPI	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933

(§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
                                        Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act      ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

NXP Semiconductors N.V. (the "Company") announced the results of its 2024 annual general meeting of shareholders held on May 29, 2024.

The Annual General Meeting of Shareholders voted upon the following resolutions:

1.    Adoption of the 2023 statutory annual accounts

For	Against	Abstain	Broker Non-Votes
212,737,002	75,616	203,633	16,124,023

2.    Discharge of the members of the Company’s Board of Directors (the “Board”) for their responsibilities in the financial year ended December 31, 2023

For	Against	Abstain	Broker Non-Votes
228,116,649	658,349	365,276	—

3a.    Re-appointment of Mr. Kurt Sievers as executive director with effect from May 29, 2024

For	Against	Abstain	Broker Non-Votes
212,812,420	97,066	106,765	16,124,023

3b.    Re-appointment of Ms. Annette Clayton as non-executive director with effect from May 29, 2024

For	Against	Abstain	Broker Non-Votes
204,265,330	8,641,380	109,541	16,124,023

3c.    Re-appointment of Mr. Anthony Foxx as non-executive director with effect from May 29, 2024

For	Against	Abstain	Broker Non-Votes
210,746,613	2,152,556	117,082	16,124,023

3d.    Re-appointment of Moshe Gavrielov as non-executive director with effect from May 29, 2024

For	Against	Abstain	Broker Non-Votes
212,226,348	660,971	128,932	16,124,023

3e.    Re-appointment of Mr. Chunyuan Gu as non-executive director with effect from May 29, 2024

For	Against	Abstain	Broker Non-Votes
212,783,799	103,329	129,123	16,124,023

3f.    Re-appointment of Ms. Lena Olving as non-executive director with effect from May 29, 2024

For	Against	Abstain	Broker Non-Votes
212,100,049	802,764	113,438	16,124,023

3g.    Re-appointment of Ms. Julie Southern as non-executive director with effect from May 29, 2024

For	Against	Abstain	Broker Non-Votes
193,844,230	19,058,665	113,356	16,124,023

3h.    Re-appointment of Ms. Jasmin Staiblin as non-executive director with effect from May 29, 2024

For	Against	Abstain	Broker Non-Votes
212,755,338	145,819	115,094	16,124,023

3i.    Re-appointment of Mr. Gregory L. Summe as non-executive director with effect from May 29, 2024

For	Against	Abstain	Broker Non-Votes
211,446,965	1,449,162	120,124	16,124,023

3j.    Re-appointment of Mr. Karl-Henrik Sundström as non-executive director with effect from May 29, 2024

For	Against	Abstain	Broker Non-Votes
192,327,383	20,568,235	120,633	16,124,023

4.    Authorization of the Board to issue ordinary shares of the Company (“ordinary shares”) and grant rights to acquire ordinary shares

For	Against	Abstain	Broker Non-Votes
227,696,781	1,319,322	124,171	—

5.    Authorization of the Board to restrict or exclude pre-emption rights accruing in connection with an issue of shares or grant of rights

For	Against	Abstain	Broker Non-Votes
226,626,183	2,376,920	137,171	—

6.    Authorization of the Board to repurchase ordinary shares

For	Against	Abstain	Broker Non-Votes
228,192,911	864,051	83,312	—

7.    Authorization of the Board to cancel ordinary shares held or to be acquired by the Company

For	Against	Abstain	Broker Non-Votes
228,690,386	324,122	125,766	—
8.    Re-appointment of Ernst & Young Accountants LLP as independent auditor of the Company for the fiscal year ending December 31, 2024

For	Against	Abstain	Broker Non-Votes
228,910,738	107,429	122,107	—

9.    Approval of Amended Remuneration of the Non-Executive Directors

For	Against	Abstain	Broker Non-Votes
212,345,678	534,012	136,561	16,124,023

10.     Approval on a non-binding, advisory basis of the compensation of our Named Executive Officers

For	Against	Abstain	Broker Non-Votes
203,403,914	8,728,828	883,509	16,124,023

Item 8.01 Other Events.

On May 30, 2024, the Board approved the payment of an interim dividend of $1.014 per ordinary share for the second quarter of 2024. The interim dividend will be paid on July 10, 2024 to shareholders of record as of June 13, 2024.

A copy of the Company's press release announcing the dividend payment is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated May 30, 2024 entitled: “NXP Semiconductors Announces Quarterly Dividend”.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NXP Semiconductors N.V.

By: /s/ Timothy Shelhamer
Name: Timothy Shelhamer
Title: SVP and Chief Corporate Counsel
Date: May 30, 2024